UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009

PULTE HOMES, INC.

(Exact name of registrant as specified in its charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304

(Address of principal executive offices)(zip code)

(248) 647-2750

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 24, 2009, Pulte Homes, Inc. (“Pulte”) entered into a second amendment (the “Rights Amendment”) to the Section 382 Rights Agreement between Pulte and Computershare Trust Company, N.A., as rights agent, dated as of March 5, 2009, as amended as of April 7, 2009 (as amended, the “Rights Plan”).

The Rights Amendment revised the definitions of “beneficial owner”, “beneficial ownership” and “beneficially own” such that a person will be deemed a “beneficial owner” of, and will be deemed to have “beneficial ownership” and will be deemed to “beneficially own” any securities which such person directly owns, or would be deemed to constructively own, pursuant to Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

The Rights Amendment also made a number of revisions to the expiration date of the rights. The final expiration date was changed from March 16, 2019 to June 1, 2013. In addition, the Rights Amendment deleted the provision that the rights would expire when the board of directors of Pulte determined that the Rights Plan was no longer in the best interests of Pulte and replaced it with the provision that the rights will expire on June 1, 2010, if the shareholders of Pulte do not approve the Rights Plan at the 2010 Annual Meeting of Shareholders by the affirmative vote of the holders of a majority of the voting power of the outstanding common shares of Pulte entitled to vote, and voting together without regard to class, and that are present, or represented by proxy and voted on the proposal to approve the Rights Plan.

The foregoing summary of the Rights Amendment is qualified in its entirety by the terms and conditions of the Rights Amendment, which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit Number	Description of Exhibit

4.1	Second Amendment to Section 382 Rights Agreement, dated as of September 24, 2009, between Pulte Homes, Inc. and Computershare Trust Company, N.A., as rights agent

99.1	Press release dated September 24, 2009

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Dated: September 24, 2009	By:	/s/ Steven M. Cook
	Name:	Steven M. Cook
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Second Amendment to Section 382 Rights Agreement, dated as of September 24, 2009, between Pulte Homes, Inc. and Computershare Trust Company, N.A., as rights agent

99.1	Press release dated September 24, 2009

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